UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF COLORADO

IN RE:                          )
                                )  Case No. 09-32943
RANCHER ENERGY CORP.,           )
a Nevada corporation            )  Chapter 11
EIN: 98-0422451                 )
                                )
 Debtor.                        )
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                 ORDER ON DEBTORS MOTION TO REJECT OFFICE LEASE

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     THIS  MATTER,  comes  before the Court on the Debtors  Motion to Reject its current office lease at 999 18th Street, Suite 3400, Denver, Colorado 80202 (the Lease) and the Stipulation of the Debtor and the Landlord under the Lease, LBA Realty Fund III Company III, LLC, a Delaware limited liability company (LBA or Landlord).

     Based upon the Debtors Motion and the Stipulation of the parties, the Court finds as follows:

     1. Proper service and notice of Debtors Motion has been given under Rule 6006(c) and 9014(a) and (b) of the Federal Rules of Bankruptcy Procedure and more than twenty (20) days have passed since the filing of Debtors Petition herein;

     2. This matter is a core proceeding as that term is defined in 11 U.S.C. 157(b).

     3.   11   U.S.C.    365(a)    provides,    in   relative   part,   that   a
debtor-in-possession, subject to the Courts approval, may assume or reject any executory contract or unexpired lease of the debtor.

     4. A true and correct copy of the subject Lease is attached to Debtors Motion [Doc. 35] as Exhibit A.

     5. LBA is the current owner of the Premises and the Landlord under the Lease.

     6. The lease term runs from November 10, 2006 through July 31, 2012.

     7. Debtor asserts that its anticipated Plan of Reorganization does not include use of the space presently under the Lease.

     8. Debtor asserts that it intends to move its business operations to another location utilizing smaller space and lower rental rates.

     9. The Lease is not necessary for an effective Plan of Reorganization.

     10. The parties have agreed that the Debtor may remain in the Premises on a month to month basis commencing November 1, 2009 upon the payment of $5,000 as a monthly rental payment.

     11. The $5,000 per month rental payment is adequate protection to LBA for Debtors use of the Premises.

     12. The Debtor shall vacate or may vacate the Premises under the notice provisions set forth in the Stipulation, paragraphs 9(b), (e) and (g).

     13. Nothing in the proposed Stipulation or this Order shall prohibit LBA from filing a Proof of Claim, as lessor of nonresidential commercial property, as permitted by the Bankruptcy Code. Further, Debtor reserves all rights to contest any such claim.

     Based on the foregoing findings, the Court orders as follows:

     A. To the extent not otherwise enumerated herein, all of the terms of the Stipulation are incorporated by reference and made an Order of this Court.

     B. The unexpired term of the nonresidential commercial office lease between Debtor and LBA is hereby deemed rejected.

     C. Subject to Debtors possession of the Premises on a month-to-month basis and to the notification provisions requiring the Debtor to vacate the Premises, as contained in the Stipulation of the parties, LBA is hereby granted relief from the automatic stay under 11 U.S.C. 362 to take possession of the subject Premises and to otherwise exercise its rights as an owner and Landlord with regard to the Premises including, but not limited to, filing any necessary state court action to regain possession of the Premises, conducting an eviction pursuant to state court law or reletting or selling the Premises to third parties. This relief from the automatic stay shall also apply to any personal property located within the Premises.

DATED December 3, 2009.
                                        BY THE COURT:



                                        /s/ Michael E. Romero
                                        ----------------------------------------
                                        Michael E. Romero
                                        U.S. Bankruptcy Judge

APPROVED AS TO FORM:



/s/ Herbert A. Delap
----------------------------------
Herbert A. Delap, #1005
Randy J. Feuerstein, #10479
DUFFORD & BROWN, P.C.
1700 Broadway, Suite 2100
Denver, CO 80290
Phone: (303) 861-8013
Email: cdelap@duffordbrown.com
       rfeuerstein@duffordbrown.com
Attorneys for Debtor




/s/ Jennifer L. Stenman
----------------------------------
Jennifer  L.  Stenman,  #28524
FRANKE GREENHOUSE LIST & LIPPITT LLP
Granite Building, Second Floor
1228 Fifteenth  Street
Denver,  CO 80202
Phone:  (303) 623-4500
Email:  jstenman@fgll-law.com
Attorney for LBA Realty Fund III Company III, LLC,
a Delaware limited liability company